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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 20, 2005

                          PROLIANCE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                     1-13894                  34-1807383
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                      Identification No.)

                  100 GANDO DRIVE, NEW HAVEN, CONNECTICUT 06513
          (Address of principal executive offices, including zip code)

                          (203) 401-6450 (Registrant's
                     telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 20, 2005, Proliance International, Inc. (the "Company") amended its
Loan and Security Agreement (the "Credit Facility") with Wachovia Capital
Finance Corporation (New England), formerly known as Congress Financial
Corporation (New England) (the "Lender"), pursuant to a Thirteenth Amendment to
Loan and Security Agreement, attached as Exhibit 10.1 hereto. The amended Credit
Facility consists of a revolving credit line, the maximum amount of which (the
"Revolving Loan Ceiling") was increased from $77.0 million to $78.3 million
(including a letter of credit sub-limit of $15.0 million) and a $1.7 million term loan, each of which expires on July 21, 2009, subject to renewal on an annual basis thereafter. Under the amended Credit Facility, the Unused Line Fee was reduced through June 30, 2006. The amended Credit Facility changes financial covenants for (i) minimum EBITDA (tested quarterly commencing September 30, 2005 and not required if Excess Availability exceeds $15.0 million) such that minimum
EBITDA for the September 30, 2005 and December 31, 2005 test dates is a higher negative amount, and (ii) minimum Excess Availability ($5.0 million at all times through June 30, 2006) so as to give no effect to the limitations on Excess
Availability imposed by the Maximum Credit under the amended Credit Facility of
$80.0 million or the Revolving Loan Ceiling.

The amended Credit Facility adds a financial covenant requiring that consolidated inventory, excluding the Company's NRF and Mexpar subsidiaries, as of December 31, 2005 will not exceed $122.0 million. The Borrowers were required to, and did, satisfy customary conditions to the amendment of the Credit
Facilities.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits - The following exhibit is filed as part of this report:

10.1 Thirteenth Amendment to Loan and Security Agreement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PROLIANCE INTERNATIONAL, INC.

Date: October 21, 2005                 By: /s/ Richard A. Wisot
                                           -------------------------------------
                                           Richard A. Wisot
                                           Vice President, Treasurer, Secretary,
                                           and Chief Financial Officer